SUPPLEMENT TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN STATE MUNICIPAL BOND FUNDS

I.	Evergreen Connecticut Municipal Bond Fund	Evergreen Municipal Bond Fund (the “Surviving Fund”)
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
(each, a “Target Fund”; together, the “Target Funds”)

On March 20, 2008, shareholders of the Target Funds approved the reorganizations of the Target Funds into the Surviving Fund, immediately before the opening of business on April 14, 2008. In the reorganization, all of the assets of the Target Funds have been transferred to the Surviving Fund and shareholders of the Target Funds will receive shares of the Surviving Fund in exchange for their Target Fund shares.  All references to the Target Funds in both the prospectus and the SAI are deleted as of the end of the day on April 11, 2008.

April 14, 2008                                                                                                                                                           582211(4/08)